UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2023
GRI BIO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40034	82-4369909
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
2223 Avenida de la Playa, Suite 208
La Jolla, CA 92037
(Address of principal executive offices and zip code)
(619) 400-1170
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GRI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On August 22, 2023, GRI Bio, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with Aardvark Therapeutics, Inc. (the “Buyer”), pursuant to which the Buyer agreed to purchase (i) the Company’s license agreement with Medice Arzneimittel Pűtter GmbH & Co. KG, dated January 6, 2020, (ii) certain patents related to the Company’s ADAIR product candidate, and (iii) files (of contract manufacturing and FDA correspondence) for a formulation described in IND No. 133072, ADAIR for the Treatment of ADHD and Narcolepsy, filed with the United States FDA.
Under the terms of the Agreement, the Company will receive an upfront cash payment of $250,000 and potential additional milestone payments contingent upon the Buyer achieving certain future ADAIR regulatory and sales milestones.
Pursuant to the terms of the Agreement and as is customary for agreements of this kind, each party made certain representations, warranties and covenants intended solely for the benefit of the parties to the Agreement, and the parties agreed to indemnify each other against certain losses resulting from breaches of their respective representations, warranties and covenants.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 of this Current Report on Form 8-K and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
To the extent required by this Item 2.01, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01 Other Events.
On August 23, 2023, the Company issued a press release regarding the Agreement, a copy of which is included as Exhibit 99.1 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Asset Purchase Agreement, dated as of August 22, 2023, by and between GRI Bio, Inc. and Aardvark Therapeutics, Inc.
99.1	Press Release issued by GRI Bio, Inc., dated August 23, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain information in this exhibit (indicated by “[***]”) has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both not material and is the type that the Company treats as private or confidential.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2023	GRI Bio, Inc.
By: /s/ Leanne Kelly
Leanne Kelly
Chief Financial Officer